                                                                    EXHIBIT 99.1

                                               Net Interest Margin Trust 1995-A
                                               March, 2001
                                               Payment: April 16, 2001

                                               7.25% SECURITIZED NET INTEREST
                                               MARGIN CERTIFICATES

                                                               Cusip # 393534AC6
                                                      Trust Account # 33-34309-0
                                               Distribution Date: April 16, 2001

                                                                                      Per $1,000
Securitized Net Interest Margin Certificates                                           Original
--------------------------------------------                                          ----------
1.  Amount Available                                               623,909.87
                                                            -----------------
    Pro rata Share of Excess from NIM 94-A                       3,019,252.89
                                                            -----------------
Interest

2.  Aggregate Interest                                             186,421.28         0.60526390
                                                            ------------------------------------

3.  Amount Applied to:
    (a)     accrued but unpaid Interest

4.  Remaining:
    (a)     accrued but unpaid Interest

5.  Monthly Interest                                               186,421.28
                                                            -----------------

Principal

6.  Current month's principal distribution                       3,456,741.48        11.22318662
                                                            ------------------------------------

7.  Remaining outstanding principal balance                     27,399,194.33         88.9584231
                                                            ------------------------------------
    Pool Factor                                                    0.08895842
                                                            -----------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                196,731,161.87**
                                                            -----------------
9.  Aggregate amount on deposit in Reserve Fund                  7,500,000.00
                                                            -----------------

10. Subordinated Certificateholder payment  (interest
    earnings on Reserve Fund, pursuant to Section 5.8)              31,613.42
                                                            -----------------

11. Aggregate principal balance of loans
    refinanced by Conseco Finance                                2,947,134.06
                                                            -----------------

12. Weighted average CPR                                               11.54%
                                                            -----------------

13. Weighted average CDR                                                4.08%
                                                            -----------------

14. Annualized net loss percentage                                      2.71%
                                                            -----------------

15. Delinquency      30-59 day                                          1.41%
                                                            -----------------
                     60-89 day                                          0.50%
                                                            -----------------
                     90+ day                                            1.06%
                                                            -----------------
                     Total 30+                                          2.97%
                                                            -----------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 3/15/01.

                                                Net Interest Margin Trust 1995-A
                                                March, 2001
                                                Payment:  April 16, 2001




                                               Fee Assets
                            ----------------------------------------------
                              Guarantee         Inside          Fee Asset
                                Fees             Refi             Total
                            ----------------------------------------------

GTFC 1994-5                     97,229.67       9,793.48       107,093.15
GTFC 1994-6                     61,300.04      18,204.94        79,504.98
GTFC 1994-7                          0.00      11,097.44        11,097.44
GTFC 1994-8                          0.00      25,269.81        25,269.81
GTFC 1995-1                      3,227.29      14,190.64        17,417.93
GTFC 1995-2                          0.00           0.00             0.00
GTFC 1995-3                          0.00      65,280.08        65,280.08
GTFC 1995-4                          0.00      40,015.46        40,015.46
GTFC 1995-5                          0.00           0.00             0.00
                            ----------------------------------------------
                               161,827.00     183,851.85       345,678.85

Total amount of Guarantee Fees and
     Inside Refinance Payments                                 345,678.85

Subordinated Servicing Fees                                    208,953.67

Payment on Finance 1 Note                                      554,632.52

Allocable to Interest (current)                                554,632.52

Allocable to accrued but unpaid Interest                             0.00

Accrued and unpaid Trustee Fees                                      0.00

Allocable to Principal                                               0.00

--------------------------------------------------------------------------
Finance 1 Note Principal Balance                           108,014,194.58
--------------------------------------------------------------------------

                                                Net Interest Margin Trust 1995-A
                                                March, 2001
                                                Payment:  April 16, 2001


                                              Inside
                           Residual             Refi              Total
                     -----------------------------------------------------

GTFC 1994-5                     0.00               0.00              0.00
GTFC 1994-6                     0.00               0.00              0.00
GTFC 1994-7                     0.00               0.00              0.00
GTFC 1994-8                     0.00               0.00              0.00
GTFC 1995-1                     0.00               0.00              0.00
GTFC 1995-2                     0.00          25,102.31         25,102.31
GTFC 1995-3                     0.00               0.00              0.00
GTFC 1995-4                     0.00               0.00              0.00
GTFC 1995-5                     0.00          44,175.04         44,175.04
                     -----------------------------------------------------
                                0.00          69,277.35         69,277.35

                     Total Residual and Inside
                         Refinance Payments                     69,277.35